UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

CHICAGO BRIDGE & IRON COMPANY N.V.
(Exact name of registrant as specified in its charter)

The Netherlands
(State or other jurisdiction of incorporation)

1-12815	98-0420223
(Commission File Number)	(I.R.S. Employer Identification No.)

Prinses Beatrixlaan 35
2595 AK The Hague
The Netherlands	N.A.
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 31 70 373 2010

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The following matters were voted upon and adopted at the 2017 Annual Meeting of Shareholders of Chicago Bridge & Iron Company N.V. (the “Company”) held on May 3, 2017:

1.	To elect one member of our Supervisory Board to serve until the Annual Meeting of Shareholders in 2019. Our Supervisory Board recommends the election of Forbes I.J. Alexander to fill this position.
	First Nominee		Second Nominee	Abstain	Broker Non-Votes
(1a)	Forbes I.J. Alexander	(1b)	Westley S. Stockton
	53,524,436		1,409,436	1,153,605	28,364,926

2.
To elect three members of our Supervisory Board to serve until the Annual Meeting of Shareholders in 2020. Our Supervisory Board recommends the election of James R. Bolch, Larry D. McVay, and Marsha C. Williams to fill these positions.

	First Nominee		Second Nominee	Abstain	Broker Non-Votes
(2a)	James R. Bolch	(2c)	Luciano Reyes
	50,520,815		3,667,348	1,899,314	28,364,926

(2b)	Larry D. McVay	(2d)	Travis L. Stricker
	53,480,266		1,358,409	1,248,802	28,364,926

(2c)	Marsha C. Williams	(2c)	John R. Albanese, Jr.
	51,754,951		2,974,995	1,357,531	28,364,926

3.	To approve, by non-binding vote, the compensation of the Company's named executive officers.
	For	41,896,660
	Against	13,715,303
	Abstain	475,514
	Broker Non-Votes	28,364,926

4.
To authorize the preparation of our Dutch statutory annual accounts and the annual report of our Management Board in the English language, to discuss our annual report of the Management Board for the year ended December 31, 2016, and to adopt our Dutch statutory annual accounts for the year ended December 31, 2016.

	For	82,701,180
	Against	1,101,733
	Abstain	649,490
	Broker Non-Votes	—

5.
To approve the final distribution to shareholders for the year ended December 31, 2016, in an amount of $0.28 per share, which has previously been paid to shareholders in the form of interim distributions.

	For	83,944,195
	Against	274,349
	Abstain	233,859
	Broker Non-Votes	—

6.	To discharge the sole member of our Management Board from liability in respect of the exercise of its duties during the year ended December 31, 2016.
	For	52,574,114
	Against	2,923,385
	Abstain	589,978
	Broker Non-Votes	28,364,926

7.	To discharge the members of our Supervisory Board from liability in respect of the exercise of their duties during the year ended December 31, 2016.
	For	52,634,893
	Against	2,952,861
	Abstain	499,723
	Broker Non-Votes	28,364,926

8.	To appoint Ernst & Young LLP as our independent registered public accounting firm, who will audit our accounts for the year ending December 31, 2017.
	For	80,454,408
	Against	3,359,766
	Abstain	638,229
	Broker Non-Votes	—

9.
To approve the extension of the authority of our Management Board, acting with the approval of our Supervisory Board, to repurchase up to 10% of our issued share capital until November 3, 2018, on the open market, through privately negotiated transactions or in one or more self-tender offers for a price per share not less than the nominal value of a share and not higher than 110% of the most recent available (as of the time of repurchase) price of a share on any securities exchange where our shares are traded.

	For	82,012,200
	Against	1,854,372
	Abstain	585,831
	Broker Non-Votes	—

10.
To approve the extension of the authority of our Supervisory Board to issue shares and/or grant rights to acquire our shares (including options to subscribe for shares), never to exceed the number of authorized but unissued shares, and to limit or exclude the preemptive rights of shareholders with respect to the issuance of shares and/or the grant of rights to acquire shares, until May 3, 2022.

	For	46,376,041
	Against	37,570,932
	Abstain	505,430
	Broker Non-Votes	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.
		By:	Chicago Bridge & Iron Company B.V.
		Its:	Managing Director

Date:	May 4, 2017	By:	/s/ Michael S. Taff
Michael S. Taff Managing Director (Principal Financial Officer)